                                    EXHIBIT 5

[PRICEWATERHOUSECOOPERS LOGO]

--------------------------------------------------------------------------------

                                                     PRICEWATERHOUSECOOPERS LLP
                                                     CHARTERED ACCOUNTANTS
                                                     425 1st Street SW
                                                     Suite 1200
                                                     Calgary, Alberta
                                                     Canada T2P 3V7
                                                     Telephone +1 (403) 509 7500
                                                     Facsimile +1 (403) 781-1825
                                                     Direct Fax (403) 781-1825




CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We hereby consent to the incorporation, by reference, in the annual report of Suncor Energy Inc. on Form 40-F, of our report dated January 18, 2001 on our audits of the consolidated financial statements, including the additional information provided on Exhibit 1 to Form 40-F, as of December 31, 2000, 1999 and 1998.


Chartered Accountants
Calgary, Alberta
February 28, 2001




COMMENTS BY AUDITORS FOR U.S. READERS ON CANADA-U.S. REPORTING DIFFERENCE

In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when there are changes in accounting principles that have a material effect on the comparability of the company's financial statements, such as the changes described in Note 1 to the consolidated financial statements. Our report to the shareholders dated January 18, 2001 is expressed in accordance with Canadian reporting standards which to not require a reference to such a change in accounting principles in the auditors' report when the change is properly accounted for and adequately disclosed in the financial statements.


"PRICEWATERHOUSECOOPERS LLP"

Chartered Accountants
January 18, 2001


AlmG:\AmacDona\RC\Suncor\Letters2001\Consent_Feb26 01


PricewaterhouseCoopers refers to the Canadian firm of PricewaterhouseCoopers LLP and other members of the worldwide PricewaterhouseCoopers organization.